UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported):  November 26, 2004

GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of October 1, 2004 providing for the issuance of GSR Mortgage Loan Trust 2004-13F Mortgage Pass-Through Certificates Series 2004-13F)

                           GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-117485-10             13-6357101
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This  current  report  on Form  8-K  relates  to the  monthly  distribution reported to the holders of GSR Mortgage Loan Trust 2004-13F Mortgage Pass-Through Certificates, Series 2004-13F pursuant to the terms of the Master Servicing and Trust Agreement, dated as of October 1, 2004 among GS Mortgage Securities Corp., as depositor, Chase Manhattan Mortgage Corporation, as master servicer, JPMorgan Chase Bank, as securities administrator and custodian, and Wachovia Bank, National Association, as trustee.

 On November 26, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.

Item 9.1   Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 26, 2004 is filed as
               Exhibit 99.1 hereto.

GSR Mortgage Loan Trust 2004-13F
Mortgage Pass-Through Certificates, Series 2004-13F
----------------------------------------------------------------------------

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      JPMORGAN CHASE BANK, N.A., not in its individual capacity but solely as Securities Administrator and Custodian under the Agreement referred to herein


Date: December 7, 2004     By: /s/  Annette Marsula
                               --------------------------------------------
                               Annette Marsula
                               Vice President

                               EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         November 26, 2004

Exhibit 99.1
Monthly Certificateholder Statement on November 26, 2004


                      GSR Mortgage Loan Trust Series 2004-13F
                         Statement To Certificateholders
                                  November 26, 2004

----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
              Original      Beginning                                                                                    Ending
                Face        Principal                                                         Realized      Deferred     Principal
Class          Value        Balance            Principal          Interest          Total     Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
IA1      16,518,000.00     16,518,000.00       31,860.03      75,707.50       107,567.53       0.00           0.00    16,486,139.97
IIA1    100,000,000.00    100,000,000.00    1,760,398.31     354,166.67     2,114,564.98       0.00           0.00    98,239,601.69
IIA3     29,863,000.00     29,863,000.00    1,846,347.48           0.00     1,846,347.48       0.00     149,315.00    28,165,967.52
IIIA1    65,000,000.00     65,000,000.00    1,143,168.62     216,666.67     1,359,835.29       0.00           0.00    63,856,831.38
IIIA3    19,677,000.00     19,677,000.00      829,435.51           0.00       829,435.51       0.00      98,385.00    18,945,949.49
IVA1     97,379,000.00     97,379,000.00    2,845,207.22     179,339.66     3,024,546.88       0.00           0.00    94,533,792.78
AP           40,902.33         40,902.33           45.19           0.00            45.19       0.00           0.00        40,857.14
B1        4,359,000.00      4,359,000.00        5,251.83      23,857.18        29,109.01       0.00           0.00     4,353,748.17
B2        1,006,000.00      1,006,000.00        1,212.05       5,505.92         6,717.97       0.00           0.00     1,004,787.95
B3          502,000.00        502,000.00          604.82       2,747.49         3,352.31       0.00           0.00       501,395.18
B4          336,000.00        336,000.00          404.82       1,838.96         2,243.78       0.00           0.00       335,595.18
B5          167,000.00        167,000.00          201.21         914.01         1,115.22       0.00           0.00       166,798.79
B6          335,918.05        335,918.05          404.72       1,838.51         2,243.23       0.00           0.00       335,513.33
R                 0.00              0.00            0.00           0.00             0.00       0.00           0.00             0.00
TOTALS  335,183,820.38    335,183,820.38    8,464,541.81     862,582.57     9,327,124.38       0.00     247,700.00   326,966,978.57
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
            Original        Beginning                                                                                  Ending
             Face           Notional                                                       Realized      Deferred     Notional
Class        Value          Balance          Principal      Interest       Total            Losses        Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
IIA2       29,166,666.67    29,166,666.67       0.00        145,833.33    145,833.33         0.00        0.00        28,653,217.16
IIIA2      21,666,666.67    21,666,666.67       0.00        108,333.33    108,333.33         0.00        0.00        21,285,610.46
IVA2       97,379,000.00    97,379,000.00       0.00        469,853.67    469,853.67         0.00        0.00        94,533,792.78
AX            249,347.92       249,347.92       0.00          1,766.21      1,766.21         0.00        0.00           248,760.80
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Current
                         Beginning                                                        Ending             Class      Pass-thru
Class     CUSIP         Principal          Principal       Interest       Total          Principal                      Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
IA1     36242DLQ4       1,000.00000000     1.92880676     4.58333333      6.512140090    998.07119324        IA1      5.500000%
IIA1    36242DLR2       1,000.00000000    17.60398310     3.54166670     21.145649800    982.39601690        IIA1     4.250000%
IIA3    36242DLT8       1,000.00000000    61.82726049     0.00000000     61.827260490    943.17273951        IIA3     6.000000%
IIIA1   36242DLU5       1,000.00000000    17.58720954     3.33333338     20.920542920    982.41279046       IIIA1     4.000000%
IIIA3   36242DLW1       1,000.00000000    42.15253900     0.00000000     42.152539000    962.84746100       IIIA3     6.000000%
IVA1    36242DLX9       1,000.00000000    29.21787264     1.84166668     31.059539330    970.78212736        IVA1     2.210000%
AP      36242DMA8       1,000.00000000     1.10482704     0.00000000      1.104827040    998.89517296         AP      0.000000%
B1      36242DMB6       1,000.00000000     1.20482450     5.47308557      6.677910070    998.79517550         B1      6.567703%
B2      36242DMC4       1,000.00000000     1.20482107     5.47308151      6.677902580    998.79517893         B2      6.567703%
B3      36242DMD2       1,000.00000000     1.20482072     5.47308765      6.677908370    998.79517928         B3      6.567703%
B4      36242DME0       1,000.00000000     1.20482143     5.47309524      6.677916670    998.79517857         B4      6.567703%
B5      36242DMF7       1,000.00000000     1.20485030     5.47311377      6.677964070    998.79514970         B5      6.567703%
B6      36242DMG5       1,000.00000000     1.20481766     5.47309083      6.677908500    998.79518234         B6      6.567703%
TOTALS                  1,000.00000000    25.25343198     2.57346124     27.826893220    975.48556550
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     CUSIP          Notional          Principal       Interest       Total         Notional                      Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
IIA2    36242DLS0      1,000.00000000      0.00000000     4.99999989    4.99999989     982.39601680        IIA2       6.000000 %
IIIA2   36242DLV3      1,000.00000000      0.00000000     4.99999985    4.99999985     982.41279031       IIIA2       6.000000 %
IVA2    36242DLY7      1,000.00000000      0.00000000     4.82499995    4.82499995     970.78212736        IVA2       5.790000 %
AX      36242DLZ4      1,000.00000000      0.00000000     7.08331555    7.08331555     997.64537839         AX        8.500000 %
----------------------------------------------------------------------------------------------------------------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                               Yanilka Fernandez
               JPMorgan Chase Bank - Structured Finance Services
                               15th Floor, 4 NYP,
                            New York, New York 10004
                              Tel: (212) 623-4506
                              Fax: (212) 623-6214
                      Email: yanilka.x.fernandez@chase.com
                     ---------------------------------------

Sec. 4.01(ii)   Aggregate Schedule Principal Balance of Each Group of Mortgage Loans
                                        Group 1 Mortgage Loans                                                       16,824,435.33
                                        Group 2 Mortgage Loans                                                      129,053,356.85
                                        Group 3 Mortgage Loans                                                       84,528,999.33
                                        Group 4 Mortgage Loans                                                       96,519,329.82
                                        Group P Mortgage Loans                                                           40,857.14

Sec. 4.01(iii)  Available Distribution                                                                               10,052,910.93
                                        Aggregate Principal Distribution Amount                                       8,216,841.90
                                        Principal Prepayment Amount                                                   7,812,993.41

Sec. 4.01(v)    Unscheduled Principal By Categories
                                        Payoffs                                                                       7,650,561.03
                                        Principal Prepayments                                                           162,432.38
                                        Liquidation Proceeds                                                                  0.00
                                        Condemnation Proceeds                                                                 0.00
                                        Insurance Proceeds                                                                    0.00

Sec. 4.01(vi)   Interest Payment
                        Class IA1
                                              Accrued and Paid for Current Month                                        75,707.50
                                              Accrued and Paid from Prior Months                                             0.00
                        Class IIA1
                                              Accrued and Paid for Current Month                                       354,166.67
                                              Accrued and Paid from Prior Months                                             0.00
                        Class IIA2
                                              Accrued and Paid for Current Month                                       145,833.33
                                              Accrued and Paid from Prior Months                                             0.00
                        Class IIA3
                                              Accrued and Paid for Current Month                                             0.00
                                              Accrued and Paid from Prior Months                                             0.00
                        Class IIIA1
                                              Accrued and Paid for Current Month                                       216,666.67
                                              Accrued and Paid from Prior Months                                             0.00
                        Class IIIA2
                                              Accrued and Paid for Current Month                                       108,333.33
                                              Accrued and Paid from Prior Months                                             0.00
                        Class IIIA3
                                              Accrued and Paid for Current Month                                             0.00
                                              Accrued and Paid from Prior Months                                             0.00
                        Class IVA1
                                              Accrued and Paid for Current Month                                       179,339.66
                                              Accrued and Paid from Prior Months                                             0.00
                        Class IVA2
                                              Accrued and Paid for Current Month                                       469,853.67
                                              Accrued and Paid from Prior Months                                             0.00
                        Class AX
                                              Accrued and Paid for Current Month                                         1,766.21
                                              Accrued and Paid from Prior Months                                             0.00
                        Class B1
                                              Accrued and Paid for Current Month                                        23,857.18
                                              Accrued and Paid from Prior Months                                             0.00
                        Class B2
                                              Accrued and Paid for Current Month                                         5,505.92
                                              Accrued and Paid from Prior Months                                             0.00
                        Class B3
                                              Accrued and Paid for Current Month                                         2,747.49
                                              Accrued and Paid from Prior Months                                             0.00
                        Class B4
                                              Accrued and Paid for Current Month                                         1,838.96
                                              Accrued and Paid from Prior Months                                             0.00
                        Class B5
                                              Accrued and Paid for Current Month                                           914.01
                                              Accrued and Paid from Prior Months                                             0.00
                        Class B6
                                              Accrued and Paid for Current Month                                         1,838.51
                                              Accrued and Paid from Prior Months                                             0.00
Sec. 4.01(vii)  Servicing Fees
                                        Servicer Fee Paid                                                               69,829.97

Sec. 4.01(viii) Monthly Advances
                                        Current Period Advances                                                              0.00
                                        Current Period Reimbursed Advances                                                   0.00
                                        Aggregate Unreimbursed Advances                                                      0.00

Sec. 4.01(ix)   Advances by Master Servicer or Securities Administrator
                                        Current Period Advances                                                              0.00
                                        Current Period Reimbursed Advances                                                   0.00
                                        Aggregate Unreimbursed Advances                                                      0.00


Sec. 4.01(xi)                           Number of Outstanding Mortgage Loans                                                  769
                                        Balance of Outstanding Mortgage Loans                                      326,966,978.47

Sec. 4.01(xii)                        Number and Balance of Delinquent Loans
                                           Group Totals
                                                                                     Principal
                                           Period                Number                Balance              Percentage
                                          0-29 days                 769           326,966,978.47                100.00 %
                                          30-59 days                  0                     0.00                  0.00 %
                                          60-89 days                  0                     0.00                  0.00 %
                                          90-119 days                 0                     0.00                  0.00 %
                                          120+days                    0                     0.00                  0.00 %
                                           Total                    769           326,966,978.47                100.00 %

Sec. 4.01(xii)                           Number and Balance of Loans in Bankruptcy
                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                             0                    0.00                  0.00 %

Sec. 4.01(xii)                           Number and Balance of Loans in Foreclosure
                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                             0                    0.00                  0.00 %


Sec. 4.01(xiii)                          Number and Balance of REO Loans
                                         Group Totals
                                                               Principal
                                          Number               Balance                Percentage
                                             0                    0.00                  0.00 %

Sec. 4.01(xv)                           Aggregate Principal Payment
                                                              Scheduled Principal                                       403,848.49
                                                              Payoffs                                                 7,650,561.03
                                                              Prepayments                                               162,432.38
                                                              Liquidation Proceeds                                            0.00
                                                              Condemnation Proceeds                                           0.00
                                                              Insurance Proceeds                                              0.00
                                                              Realized Losses                                                 0.00

                                                              Realized Losses Group 1                                         0.00
                                                              Realized Losses Group 2                                         0.00
                                                              Realized Losses Group 3                                         0.00
                                                              Realized Losses Group 4                                         0.00
                                                              Realized Losses Group P                                         0.00
                                                              Realized Gains                                                  0.00

                                                              Realized Gains Group 1                                          0.00
                                                              Realized Gains Group 2                                          0.00
                                                              Realized Gains Group 3                                          0.00
                                                              Realized Gains Group 4                                          0.00
                                                              Realized Gains Group P                                          0.00

Sec. 4.01(xvi)                          Aggregate Amount of Mortgage Loans Repurchased                                        0.00

Sec. 4.01(xvii)                         Aggregate Amount of Shortfall Allocated for Current Period                            0.00
                                                              Class IA1                                                       0.00
                                                              Class IIA1                                                      0.00
                                                              Class IIA2                                                      0.00
                                                              Class IIA3                                                      0.00
                                                              Class IIIA1                                                     0.00
                                                              Class IIIA2                                                     0.00
                                                              Class IIIA3                                                     0.00
                                                              Class IVA1                                                      0.00
                                                              Class IVA2                                                      0.00
                                                              Class B1                                                        0.00
                                                              Class B2                                                        0.00
                                                              Class B3                                                        0.00
                                                              Class B4                                                        0.00
                                                              Class B5                                                        0.00
                                                              Class B6                                                        0.00
                                                              Class AX                                                        0.00
Sec. 4.01(xix) Group 1
                                        Senior Percentage 1                                                              97.9910 %
                                        Senior Prepayment Percentage 1                                                  100.0000 %

                                        Subordinate Percentage 1                                                          2.0090 %
                                        Subordinate Prepayment Percentage 1                                               0.0000 %

Sec. 4.01(xix) Group 2
                                        Senior Percentage 2                                                              97.9996 %
                                        Senior Prepayment Percentage 2                                                  100.0000 %

                                        Subordinate Percentage 2                                                          2.0004 %
                                        Subordinate Prepayment Percentage 2                                               0.0000 %

Sec. 4.01(xix) Group 3
                                        Senior Percentage 3                                                              97.9998 %
                                        Senior Prepayment Percentage 3                                                  100.0000 %

                                        Subordinate Percentage 3                                                          2.0002 %
                                        Subordinate Prepayment Percentage 3                                               0.0000 %

Sec. 4.01(xix) Group 4
                                        Senior Percentage 4                                                              97.9992 %
                                        Senior Prepayment Percentage 4                                                  100.0000 %

                                        Subordinate Percentage 4                                                          2.0008 %
                                        Subordinate Prepayment Percentage 4                                               0.0000 %

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
